
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                     June 15, 2001

POOL BALANCE:                                                Month of:
                                                             May , 2001


POOL BALANCE:                                                Month of:
                                                             May , 2001

Pool Balance, beginning of month                             $1,058,355,175.55

Pool Balance, end of month                                   $  999,344,199.85

Pool Balance, average                                        $1,028,411,574.22

Required Pool Balance, end of month                          $  999,344,199.85



COLLECTIONS & SERIES ALLOCATIONS                             Month of:
                                                             May , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $  453,215,348.76
   Series 2001-1                                             $  194,235,149.47
                                                             $  647,450,498.23

Series Allocable Non-Principal Collections
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $    4,412,273.47
   Series 2001-1                                             $    1,890,974.34
                                                             $    6,303,247.81

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $ -
   Series 2001-1                                             $ -
                                                             $ -

Investment Proceeds
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $     217,492.39
   Series 2001-1                                             $      93,045.80
                                                             $     310,538.19


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD              Month of:
                                                             May , 2001

1999-VFN                                                     $            0.00
Series 2000-VFN                                              $            0.00
Series 2000-1 Class A                                        $            0.00
Series 2000-1 Class B                                        $            0.00
Series 2001-1 Class A                                        $            0.00
Series 2001-1 Class B                                        $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                 First day of:
                                                             May , 2001

Series Allocation Percentages
     Series 1999-VFN                                                     0.00%
     Series 2000-VFN                                                     0.00%
     Series 2000-1                                                      70.00%
     Series 2001-1                                                      30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                     0.00%
     Series 2000-VFN                                                     0.00%
     Series 2000-1                                                      90.62%
     Series 2001-1                                                      90.62%
Principal Allocation Percentages
     Series 1999-VFN                                                     0.00%
     Series 2000-VFN                                                     0.00%
     Series 2000-1                                                       0.00%
     Series 2001-1                                                       0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES        Month of:
                                                             May , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $            0.00
   Cert. Percentage minus Excess Cert. Percentage:           $            0.00
                                                             $            0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $            0.00
   Cert. Percentage minus Excess Cert. Percentage:           $            0.00
                                                             $            0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $            0.00
   Cert. Percentage minus Excess Cert. Percentage:           $            0.00
                                                             $            0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $            0.00
   Cert. Percentage minus Excess Cert. Percentage:           $            0.00
                                                             $            0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  410,685,922.40
   Cert. Percentage minus Excess Cert. Percentage:           $   42,529,426.36
                                                             $  453,215,348.76
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    3,998,228.66
   Cert. Percentage minus Excess Cert. Percentage:           $      414,044.80
                                                             $    4,412,273.47
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  176,008,252.46
   Cert. Percentage minus Excess Cert. Percentage:           $   18,226,897.01
                                                             $  194,235,149.47
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    1,713,526.57
   Cert. Percentage minus Excess Cert. Percentage:           $      177,447.77
                                                             $    1,890,974.34


                                                             Paid on:
MONTHLY DISTRIBUTIONS                                        June 15, 2001

Principal Distributions to Investors
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $ -
     Series 2000-1 Class B                                   $ -
     Series 2001-1 Class A                                   $ -
     Series 2001-1 Class B                                   $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                         $            0.00000000
     Series 2000-VFN                                         $            0.00000000
     Series 2000-1 Class A                                   $            0.00000000
     Series 2000-1 Class B                                   $            0.00000000
     Series 2001-1 Class A                                   $            0.00000000
     Series 2001-1 Class B                                   $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                         $       19,762.50
     Series 2000-VFN                                         $       19,762.50
     Series 2000-1 Class A                                   $    2,368,352.64
     Series 2000-1 Class B                                   $      212,621.25
     Series 2001-1 Class A                                   $    1,014,339.38
     Series 2001-1 Class B                                   $       90,957.01

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $            3.66618056
     Series 2000-1 Class B                                   $            3.93743056
     Series 2001-1 Class A                                   $            3.66187500
     Series 2001-1 Class B                                   $            3.95465278

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $      559,439.90
     Series 2001-1                                           $      239,759.96

Reserve Fund Deposit Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                Paid on:
                                                             June 15, 2001

Investor Default Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Monthly Dilution Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Previously waived servicing fee
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Collections Released to Cert. during Collection Period       $  648,041,990.80

Excess Distributed to Cert. on Payment Date                  $    1,497,298.29


FUNDED AND INVESTED AMOUNTS:                                 Last day of:
                                                             May , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                        $  600,000,000.00
Incremental Funded Amounts (Cumulative)                      $  185,000,000.00
Principal Distributed to Investors (Cumulative)              $  785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $            0.00

Series Excess Funding Amount                                 $            0.00
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $            0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                        $  150,000,000.00
Incremental Funded Amounts (Cumulative)                      $            0.00
Principal Distributed to Investors (Cumulative)              $  150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $            0.00

Series Excess Funding Amount                                 $            0.00
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $            0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  646,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   65,893,698.18
   Invested Amount                                           $  580,106,301.82

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   54,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  277,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   28,240,156.36
   Invested Amount                                           $  248,759,843.64

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   23,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   23,000,000.00


BALANCES AS OF PAYMENT DATE                                  As of:
                                                             June 15, 2001

Series 1999-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-1
   Reserve Fund Balance                                      $    3,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  646,000,000.00
   Outstanding Principal Balance, Class B                    $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                      $    1,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  277,000,000.00
   Outstanding Principal Balance, Class B                    $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                        Last day of:
     To be used in the following month's computations.       May , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                           $  104,327,759.13
     Finance Hold Receivables (for Credit Reasons Only)      $   11,335,977.36
     Delayed Payment Program                                 $      177,411.13

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                           $  249,836,049.96
     Finance Hold Receivables                                $            0.00
     Delayed Payment Program                                 $   19,986,884.00

Total Excess Receivables                                     $   11,335,977.36

Overconcentration Amount                                     $            0.00

Ineligible Amount                                            $            0.00

Trust Incremental Subordinated Amount                        $   11,335,977.36



POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                             May 31, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   10,294,959.66
     Series 2001-1                                           $    4,412,125.57

Required Subordinated Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   66,856,781.10
     Series 2001-1                                           $   28,652,906.18

Available Subordinated Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   66,856,781.10
     Series 2001-1                                           $   28,652,906.18


CHARGE OFFS                                                  For Month of:
                                                             May , 2001

Defaulted Receivables                                        $            0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Deficiency Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Required Draw Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)               As of:
                                                             June 15, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                          As of:
                                                             June 15, 2001

Series 1999-VFN Estimated                                                 4.2300000%
Series 2000-VFN Estimated                                                 4.2300000%
Series 2000-1 Class A                                                     4.1150000%
Series 2000-1 Class B                                                     4.4300000%
Series 2001-1 Class A                                                     4.1100000%
Series 2001-1 Class B                                                     4.4500000%
